								Exhibit 32.1




			   CERTIFICATION PURSUANT TO
		   TITLE 18, UNITED STATES CODE, SECTION 1350,
			     AS ADOPTED PURSUANT TO
		  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




	In connection with the Quarterly Report of Ohio Casualty Corporation (the "Company") on Form 10-Q/A for the fiscal period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dan R. Carmichael, Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

		(1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

		(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.





					    /s/Dan R. Carmichael
					    -----------------------------
					    Dan R. Carmichael
					    President and
					    Chief Executive Officer
					    July 20, 2005